PUTNAM TAX EXEMPT INCOME FUND

              PROSPECTUS SUPPLEMENT DATED NOVEMBER 4, 1996
                  TO PROSPECTUS DATED FEBRUARY 1, 1996

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officer of Putnam Investment Management, Inc.
("Putnam Management") has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                     Year         (at least 5 years)
                     -----        -------------------------

William H. Reeves    1996         Employed as an investment
Senior Vice President                  professional by Putnam
                                  Management since 1986.

                                 ********

At a meeting held on September 5, 1996, shareholders of the fund approved a number of changes to the fundamental investment restrictions of the fund, including the elimination of certain restrictions. As a result, the fund may now:

   --    invest
         more than 5% of the total assets in the
         securities of any issuer with respect to 25% of its total assets. (Investments in obligations issued or guaranteed as to interest or principal by the U.S.
         government or its agencies or instrumentalities are not subject to any limitation.)

The policy summarized above is fundamental and may not be changed without shareholder approval. See the statement of additional information of the fund for the full text of this policy as well as the fund's other fundamental policies, some of which were also changed by vote of shareholders.

To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, the fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

                                 ********
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The third paragraph under the heading "How the fund pursues its objective - Basic investment strategy" on page 8 of the prospectus is replaced with the following:

Investments by the fund in tax-exempt securities and taxable obligations will be limited to securities rated at the time of purchase at least Ba by Moody's Investors Service, Inc. ("Moody's") or at least BB by Standard & Poor's ("S&P") or unrated securities that Putnam Management determines are of comparable quality.